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                                                                 EXHIBIT 23


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the previously filed Registration Statements of Republic Industries, Inc. on Forms S-3 (Registration Nos. 33-61649, 33-62489, 33-63735, 33-65289 and 333-01757) and
S-8 (Registration No. 33-93742).






ARTHUR ANDERSEN LLP


Fort Lauderdale, Florida,
  May 15, 1996.